Filed Pursuant to Rule 497(a)

File No. 333-180183

Rule 482 Ad

NEWS RELEASE

For Immediate Release

Contact:	Georgeson Inc.

199 Water Street – 26th Floor

New York, NY 10038

(800) 676-0194

DNP SELECT INCOME FUND INC.

ANNOUNCES TERMS OF RIGHTS OFFERING

CHICAGO (August 9, 2012) – The board of directors of DNP Select Income Fund Inc. (NYSE: DNP) today announced that it has approved the terms of a transferable rights offering that entitles shareholders of record to purchase additional shares of common stock.

The board determined that increasing the fund’s assets would enable the fund to take advantage more fully of existing and future investment opportunities that could benefit existing common shareholders by enhancing risk-adjusted returns. In reaching this decision, the board considered, among other matters, the advice of Duff & Phelps Investment Management Co. (DPIM), the fund’s investment adviser, which believes this may be an opportune time for the fund to invest new capital in energy master limited partnerships without having to sell securities that DPIM believes should remain in the portfolio.

The board also considered that the offer will provide an opportunity for existing common shareholders to purchase additional common shares at a discount to market price.

Summary of the Terms of the Offer:

•

Subject to the registration statement for the offer becoming effective under the Securities Act of 1933, the fund will distribute to common shareholders of record one right for each common share held on the record date. The rights entitle common shareholders to purchase one new common share for every eight rights held (1-for-8). Common shareholders who are issued fewer than eight rights will be entitled to subscribe for one common share of the fund. Fractional common shares will not be issued.

•	The record date for the offer is expected to be August 23, 2012. The proposed subscription period is anticipated to expire on September 21, 2012 (the “expiration date”), unless extended by the fund.
•

The rights are transferable and are expected to be listed for trading on the New York Stock Exchange under the symbol “DNP RT” during the course of the offer. Rights may be exercised at any time during the subscription period.

(more)

•

The common share subscription price will be determined on the expiration date. The subscription price will be equal to 90% of the average of the last reported sale of the fund’s common shares on the NYSE on the expiration date and each of the four immediately preceding trading days (the “formula price”). If the formula price is less than 112% of the fund’s net asset value (NAV) at the close of trading on the NYSE on the expiration date, the subscription price will be 112% of the fund’s NAV at the close of trading on that day. The estimated subscription price has not yet been determined by the fund.

•

Shareholders of record who exercise all of their primary subscription rights will be eligible for an over-subscription privilege, subject to certain limitations and allotment, entitling them to subscribe for any additional common shares not purchased under the primary subscription.

The fund intends to mail a copy of the prospectus for the offer and subscription certificates evidencing the rights to record date shareholders within the United States following the record date. Common shareholders who hold their common shares through a bank, trust company or broker should contact their representative with instructions to either exercise or sell their rights. Common shareholders who hold common shares directly and wish to exercise or sell their rights should complete the subscription certificate they will receive in the mail and send it to the subscription agent for the offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

About the Fund

DNP Select Income Fund Inc. is a registered closed-end diversified management investment company whose primary investment objectives are current income and long-term growth of income. The fund seeks to achieve these objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industries. For more information, visit www.dnpselectincome.com or call (800) 864-0629.

Duff & Phelps Investment Management Co. has more than 28 years of experience managing investment portfolios including institutional separate accounts and open- and closed-end funds investing in utilities, infrastructure and real estate investments trusts (REITs).

# # #

Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The fund’s prospectus contains this and other information about the fund and should be read carefully before investing. For further information regarding the fund’s Offer, or to obtain a prospectus, when available, please contact the fund’s Information Agent:

Georgeson Inc.

199 Water Street – 26th Floor

New York, NY 10038

(800) 676-0194

(more)

The information in this communication is not complete and may be changed. The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Source:	DNP Select Income Fund Inc.